UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2020

RAYONT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56020	27-5159463
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

Level 3, 26 Marine Parade, Southport

Queensland, 4215 Australia

+61 432 051 512

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

14, Jalan Penguasa B U1/53B Temasya Glenmarie

40150 Shah Alam, Selaqngor, Malaysia

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RAYT	OTC Markets Group

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2020,, pursuant to an Acquisition Agreement, Rayont Inc. (the “Company”), acquired all of the issued and outstanding capital stock of Rayont International (L) Limited, a Malaysian company. The purchase price paid by the Company was 25,714,286 shares of its common stock valued at $1,800,000 or $0.07 per share, which was the closing price of the Company’s common stock on the OTC Markets on September 29, 2020

Rayont International (Labuan) Inc is an on offshore company incorporated in Labuan, Malaysia which offers attractive 3% tax on profit. The company is clinical-stage life sciences company that holds the exclusive license for registering and commercializing Photosoft™ technology for treatment of all cancers across Sub-Sahara African region. The technology has been licensed in Australia, New Zealand, China, Malaysia and Sub-Sahara Africa. The human clinical trial efforts have started in Australia and China conducted by Hudson Medical Institute, Australian.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 30, 2020, Rayont issued a press release announcing the purchase of Rayont International (L) Limited, a Malaysian company. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

 Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The Registrant hereby undertakes to file the financial statements if required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(b)

Pro Forma Financial Statements.

The Registrant hereby undertakes to file the pro forma financial information if required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(d) Exhibits

Exhibit No.	Description
10.1	Acquisition Agreement between Rayont International (L) Limited and the Company dated September 30, 2020.
99.1	Press Release issued September 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAYONT INC.

Dated: October 2, 2020	By:	/s/ Marshini Thulkanam
Marshini Thulkanam
CEO and President

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